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                           SMITH BARNEY INCOME FUNDS
                               on behalf of the
                    Smith Barney Premium Total Return Fund
                                 (the "fund")

                        Supplement dated July 22, 2002,
                    to the Prospectus dated April 30, 2002

   Limited Offer. During the period August 5, 2002, through September 13, 2002, the fund will waive the initial sales charge on purchases of Class L shares. Other charges and fees applicable to such shares will remain the same, including the one percent charge if an investor redeems shares within one year of purchase. The Limited Offer period may be extended at the fund's discretion.

FD 02601